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				UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549

				  FORM 8-K

			       CURRENT REPORT
		      Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934

	Date of Report (Date of earliest event reported) May 19, 2005
							 ------------

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

	   OHIO                       0-5544                  31-0783294
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)

		   9450 Seward Road, Fairfield, Ohio  45014
	      (Address of principal executive offices) (Zip Code)

				 (513) 603-2400
	      (Registrant's telephone number, including area code)

				 Not Applicable
	  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.  Other Events
---------

(a) On May 19, 2005, Ohio Casualty Corporation (the "Corporation") issued a press release announcing that the directors of the Corporation have declared a quarterly dividend of $.06 per share, payable June 10, 2005 to shareholders of record on June 1, 2005. The press release was posted on the Corporation's website at http://www.ocas.com and is attached hereto as Exhibit 99 and hereby incorporated by reference.


ITEM 9.01.  Financial Statements and Exhibits.
---------

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------
	 99         Press release dated May 19, 2005 issued by Ohio Casualty
		    Corporation and posted on the Corporation's website at http://www.ocas.com.





				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





					   OHIO CASUALTY CORPORATION
					   -------------------------
						  (Registrant)





May 19, 2005                               /s/ Debra K. Crane
					   -------------------------------
					   Debra K. Crane, Senior Vice
					     President, General Counsel and
					     Secretary




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			       Exhibit Index
			       -------------

			 Current Report on Form 8-K
			     Dated May 19, 2005


Exhibit No.    Description
-----------    -----------

    99 Press release dated May 19, 2005 issued by Ohio Casualty Corporation and posted on the Corporation's website at http://www.ocas.com.









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